UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

             (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

MutualHedge Frontier Legends Fund

CLASS A, CLASS C AND CLASS I SHARES

Annual Report

September 30, 2011

1-888-643-3431

WWW.MUTUALHEDGE.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Letter to Shareholders for the year ended September 30, 2011

MutualHedge Frontier Legends Fund (the “Fund”) began trading on December 31, 2009 with an initial NAV of $10.00 per share.  For the Fund’s last fiscal year, October 1, 2010 through September 30, 2011, Class A Shares (with No Load) returned 9.32%, Class A Shares (with Maximum Load) returned 3.00%, Class C Shares returned 8.45%, and Class I Shares returned 4.40% cumulatively since inception.1  During the period, the Fund outperformed the Barclay BTOP50 Index® (the “Managed Futures Index”) which returned 1.69%.  The Fund’s positive performance also underscored the low correlation, on average, between managed futures strategies and equities: in contrast to the Fund, the S&P 500® Total Return Index (the “Equities Index”) returned only 1.14% for the year ended September 30, 2011.2  Investors should note that the correlation between the Fund and the Equities Index since the inception of the Fund is as low as 0.001.  Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to most traditional investment portfolios with equities as the core.3

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

Fund Strategy:

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index.

The Fund’s investment adviser, Equinox Fund Management, LLC (“Equinox” or the “Adviser”) pursues this investment objective mainly by investing in (i) fixed-income securities, and

(ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisers (“CTAs”), which are often labeled “managed futures” programs.4

1 The MutualHedge Frontier Legends Fund Class I Share launched in May of 2011.  Accordingly, year-to-date performance for this Share Class is not available.

2 The MutualHedge Frontier Legends Fund data source: Gemini Fund Services, LLC.  The Managed Futures Index, Equities Index, and Long-Only Commodities Index data source: PerTrac Financial Solutions.

3 By way of comparison, for the same period, the correlation between the Managed Futures Index and the Equities Index of 0.144 is also very low.  The correlation between the Fund and the Managed Futures Index, naturally, is much higher at 0.829.

4 The Fund gains exposure to CTA programs through its wholly-owned subsidiary.

The Adviser draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, combines them in a portfolio that attempts to offer more consistent performance potential with lower volatility than individual programs.  The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, discretionary, spread trading); trading time horizons (high-frequency, short-term, long-term); (iii) sectors (interest rates, energy, metals, agricultural commodities, equity indexes, currencies); and (iv) geography.  The Adviser manages the risk of the portfolio by monitoring key parameters of the selected programs, including volatility, market sector exposure, drawdowns, and trading activity.  The portfolio is rebalanced periodically, as warranted by its risk-return profile in conjunction with changing market conditions.

Portfolio and Platform Evolution:

The Fund’s allocations to CTA programs and its means of accessing them have evolved considerably during the period.  On October 1, 2010, nine months after its launch, the Fund’s portfolio consisted of allocations to five CTA programs.

As we discuss later, the 2010-11 period was characterized by increasingly volatile and choppy markets across all sectors.  During the second quarter of 2011, a sixth CTA program—characterized by a short-term systematic trading style—was added to the portfolio.  The Adviser’s view was that a more diversified portfolio of CTA programs would better withstand the vicissitudes of turbulent global economic conditions.  As the chaos in markets continued unabated, four more changes to allocations were made during the third quarter of 2011, including the addition of a shorter-term trend-following program and a rules-based diversified trend-following program. The chart below shows the Fund’s month-by-month allocations to CTA programs.5

By the end of the fiscal year, the Fund’s portfolio had been completely recast, as shown in Table 1 below.  The portfolio included (i) two short-term trading programs, (ii) two short-term to intermediate-term diversified trend-following programs, (iii) three intermediate-term to long-term trend-following programs (including one focused on financial futures) and (iv) a rules-based diversified trend-following program.  While the Adviser believes that this mix was the most appropriate at the time, it should be emphasized that fast-moving markets may require more frequent reallocations and portfolio rebalancing during the next several months.

5 CTA allocations are shown as of the beginning of each month.  Allocations as of 9/30/2011 are shown in Table 1.

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CTA Allocations, October 1, 2010 to September 1, 2011

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
QTI
Abraham
JL Cyril
BQ
QIM
Winton
Cantab
Tiverton
Beach

Table 1. CTA Allocations on 9/30/2011
Winton	20.60%
QIM	20.63%
JL Cyril	11.29%
QTI	11.16%
Lynx	10.94%
QCM	10.96%
Quantica	7.93%
Richmond	6.48%

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund's current or future investments.  Portfolio holdings are subject to change and should not be considered investment advice.

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It has always been the Fund’s goal and commitment to seek efficient access to the best available CTA programs.  To that end, and as the result of due diligence, negotiation and documentation efforts, access to CTA programs during the third quarter of 2011 was achieved through the dbSelect platform.  The dbSelect platform is Deutsche Bank’s market-leading platform for accessing liquid alternative strategies, including managed futures trading, currencies, global macro, volatility arbitrage and commodity strategies.  The dbSelect platform offers daily liquidity and an efficient and competitive cost structure.6  Currently, the dbSelect platform has more than $5 billion in assets under management from pension funds, sovereign wealth funds, fund of funds, private banks, insurance companies and others.

Equinox is also working with other large global institutions that have, or are in the process of building, managed account platforms designed for institutional investors, and expects to add access to another platform during the fourth quarter of 2011.  The platforms Equinox will continue to access strategically offer numerous potential benefits for the Fund’s investors, including:

•

access to a wide range of world-class managed futures programs with significant institutional capacity;

•

platform-controlled managed accounts with daily valuation, daily liquidity, and position transparency;

•

efficient pricing of program costs, including management, incentive and trading costs;

•

institutional level funding permitting greater diversity of managed futures programs and fixed income investments; and

•

an additional layer of manager and program due diligence and risk management by the platform provider.

In the future, Equinox expects to continue to access exposure to CTA programs through a combination of (i) trading companies and (ii) unfunded derivatives, as best serves the Fund’s investors.  One of Equinox’s goals is to avoid being the sole or major investor in any trading company. Such a strategy should allow Equinox to avoid certain issues around investment minimums, and to manage tactical and strategic changes in allocations to CTA programs more easily.

6 Currently, the Fund accesses CTA programs on the dbSelect platform through an unfunded OTC derivative.  Equinox expects to limit exposure to any single derivative counterparty to less than 5% of the Fund’s NAV. As of September 30, 2011, the aggregate weighted average management and incentive fees of the CTA programs were 0.72% and 19.40%, respectively.

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Analysis of Fund Performance:

As shown in Table 2 below, the Fund met its investment objective: its return exceeded that of the Equities Index, while its volatility was less than half the volatility of the Equities Index.  The Fund also outperformed the Managed Futures Index, on both an absolute and a risk-adjusted basis.  Noteworthy as well is the lack of correlation between the Fund and the Managed Futures Index with the Equities Index, a tribute to the diversification provided by this asset class.

Table 2: Performance Statistics of the Fund, October 1, 2010 to September 30, 2011

	Return	Volatility	Fund	Correlations BTOP5	S&P500®

	9.32%	9.31%	1.000	0.852	0.001
Fund (A shares, no load)

Barclay BTOP50 Index®	1.69%	6.80%	0.852	1.000	0.160

S&P 500 Total Return Index®	1.14%	20.10%	0.001	0.160	1.000

Investors are not able to invest directly in the indexes referenced in this table. The performance of any index presented does not represent the performance of any particular product sponsored by Equinox Fund Management, LLC.

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

During the period under review, four of the Fund’s CTA programs contributed most of its performance.  The best performing CTA program was Cantab Aristarchus, a multi-strategy/algorithmic trading program, which contributed about 420 basis points of performance.  Beach Horizon, a trend-following program (with significant physical commodity exposure) contributed about 305 basis points of performance, while the Winton Diversified trend-following program added about 235 basis points.  The major negative contributor to performance was the Berkeley Quantitative program, whose short-term systematic trading contributed about −305 basis points.  The contributions from all other CTA programs, which ranged from discretionary global macro trading and short-term pattern recognition to medium-term and long-term trend following, were small and relatively insignificant.

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In terms of market sectors, interest rates were the most important, contributing about 990 basis points.  Almost all of this performance came during the third quarter of 2011, driven by the uncertainty and volatility that prevailed in global debt markets.  Metals were the only other significant positive contributor to performance (about 170 basis points), and almost all of this came during the fourth quarter of 2010, as prices of copper, palladium and silver trended higher.

Currencies were the largest detractors from performance, to the tune of about −300 basis points. Most of this came during the second and third quarters of 2011, driven, among other factors, by some unexpected events such as the pegging of the Swiss Franc to the Euro.  Agricultural commodities and energy made small positive contributions towards performance, while stock indexes detracted marginally.  The Fund’s sector diversification, as of September 30, 2010 and September 30, 2011, respectively, is shown below.

Sector Diversification as of September 30, 2011

Portfolio holdings are subject to change and should not be considered investment advice.

Sector Diversification as of September 30, 2010

Portfolio holdings are subject to change and should not be considered investment advice.

Under the prevailing market conditions, where interest rates have remained at low levels but have been quite volatile, the Fund’s fixed-income investments have consisted mainly of exchange-traded funds (“ETFs”), most of which seek to track the performance of short-duration, investment-grade fixed-income indexes.  As interest rates trended lower, some hedges were added to the mix.  In all, these investments contributed about 80 basis points towards performance.

Overall, the Adviser is pleased with the Fund’s performance during 2010-11, which was a challenging year in general for many CTA programs and consequently for several of the Fund’s peers and competitors as well.

Market Commentary and Outlook:

The Fund’s last fiscal year was replete with geopolitical upheavals (Middle East, North Africa, and more recently, Europe), natural disasters (notably the Japanese Earthquake), weak economic growth, sovereign debt and deficit crises (including the downgrade of U.S. government debt), all of which contributed to volatile and choppy markets that were less than ideal for most CTA programs.  Commodity prices (especially gold) and equity indexes did experience brief periods of secular growth, fueled in part by the Federal Reserve’s QE2 program during the fourth quarter of 2010.  With the notable exception of interest rates during the third quarter of 2011, trending markets were few and far between. Instead, sharp reversals in equities, currencies, and commodities became the rule rather than the exception, as market participants vacillated between hope and greed on the one hand, and fear, doom and gloom on the other.  Several CTA programs, especially medium to longer-term trend-following ones, were whipsawed as a result.

While it is difficult, if not impossible, to make reliable predictions about the future, the Adviser’s forecast is that there will almost certainly be greater uncertainty.  Globally, the economic and geopolitical landscapes appear to be undergoing paradigm shifts and regime changes.  A return to the old order, or, for that matter, to any semblance of normalcy as we have known it, seems to be out of the question.  The era of vigorous economic growth and job creation has very likely ended in most of the developed economies, and emerging economies are likely to slow down as a consequence.  The very survival of the Eurozone as we know it is up in the air, as the conflicting goals of countries collide with their common currency.  Even within national borders, conflicts between and among politicians and policy-makers, banks and corporations, and haves and have-nots will probably lead to changes that may, in some instances, be severely disruptive.  The Fund’s portfolio as of September 30, 2011 was positioned to potentially perform well under these conditions to the extent possible, and Equinox will continually seek to provide the Fund’s investors with the best possible CTA program mix as conditions change and markets evolve.

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Although Equinox is pleased with the Fund’s recent performance, the prevailing climate of uncertainty and the unpredictable nature of financial markets and most asset classes have left investors and investment professionals facing serious challenges.  As always, we encourage investors to focus on holding a portfolio that contains a mix of cash, traditional, and alternative asset classes, appropriate for their long-term goals.  A well-balanced portfolio can provide protection from volatility, while also affording opportunities for potential long-term growth.  We believe that the Fund can play an important part in such a portfolio.

Thank you for investing in the MutualHedge Frontier Legends Fund.

Descriptions of Indexes and Terms:

The Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met:

▪

   Program must have at least two years of trading activity.

▪

   Program’s advisor must have at least three years of operating history.

▪

   The BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Source: barclayhedge.com.

The S&P 500®Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500® focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Total return provides investors with a price-plus-gross cash dividend return. Gross cash dividends are applied on the ex-date of the dividend.

Source: standardandpoors.com.

Correlation Coefficient, r, indicates both the strength and direction of the relationship between the independent and dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r=0, there is no relationship between variables x and y.

Discretionary Trading Strategy (also known as Fundamental Analysis) is the study of basic, underlying factors that will affect the supply and demand of an investment.  For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Maximum Drawdown measures of risk (also known as Worst Historical Loss) that illustrates the largest peak-to-valley decline, based on simulated monthly rates of return, during a given time period. The Worst Historical Loss depicted in this presentation is not the maximum loss that can occur. There is no guarantee that any particular investment will meet its intended objective; accordingly, investors could lose a substantial portion, or even all, of their investment.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

Spread Trading is generally understood to mean the simultaneous purchase of a security (futures contract, option, stock, bond, etc.) and sale of a related security.  Spread trades are executed to attempt to profit from the widening or narrowing of the spread, rather than from movement in the prices of the individual "legs" of the trade directly.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.  Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

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MutualHedge Frontier Legends Fund
PORTFOLIO REVIEW
September 30, 2011 (Unaudited)

The Portfolio's performance figures* for the year ended September 30, 2011, as compared to its benchmark:

	Six Months	One Year	Since Inception**
MutualHedge Frontier Legends Fund Class A	3.29%	9.32%	5.83%
MutualHedge Frontier Legends Fund Class A with load	(2.65)%	3.00%	2.30%
MutualHedge Frontier Legends Fund Class C	2.83%	8.45%	5.05%
MutualHedge Frontier Legends Fund Class I	NA	NA	4.40%
Barclay BTOP50 Index	0.29%	1.69%	2.61%
S&P 500 Total Return Index	(13.78)%	1.14%	2.87%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.99% for Class A shares, 2.74% for Class C shares and 1.74% for Class I Shares per the May 4, 2011, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2011 there are 28 funds in the BTOP50 Index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is December 31, 2009 for Class A and Class C shares. Inception date is May 24, 2011 for Class I shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	43.8%
Structured Note	2.0%
Other / Cash & Cash Equivalents Less Liabilities	54.2%
100.0%

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2011
	Shares		Value
		EXCHANGE TRADED FUNDS - 43.8%
	660,650	iShares Barclays 1-3 Year Credit Bond Fund	$ 68,694,387
	446,330	iShares Barclays Aggregate Bond Fund	49,145,396
	1,453,013	PowerShares VRDO Tax-Free Weekly Portfolio	36,325,325
	190,000	ProShares UltraShort 20+ Year Treasury *	3,693,600
	849,225	Vanguard Short-Term Bond ETF	69,143,900
	878,870	Vanguard Short-Term Corp Bond ETF	68,226,678
		TOTAL EXCHANGE TRADED FUNDS
		(Cost $294,913,335)	295,229,286

	Principal
		STRUCTURED NOTE - 2.0%
	$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 *
		(Cost $15,000,000)	13,704,000

	Shares
		SHORT-TERM INVESTMENTS - 19.3%
	40,000,000	International Dollar Reserve Fund I Limited ** +	40,000,000
	45,000,000	Goldman Sachs U.S. Liquidity Administration Fund ** +	45,000,000
	45,000,000	JPMorgan U.S. Liquidity Fund ** +	45,000,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $130,000,000)	130,000,000

		TOTAL INVESTMENTS - 65.1% (Cost $439,913,335) (a)	$ 438,933,286
		OTHER ASSETS AND LIABILITIES - 34.9%	234,979,759
		TOTAL NET ASSETS - 100.0%	$ 673,913,045

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $439,913,335 and differs from market
	value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 1,574,184
		Unrealized Depreciation:	(4,198,042)
		Net Unrealized Depreciation:	$ (2,623,858)
*	Non-Income producing investment.
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.
MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2011

			Unrealized
	LONG SWAP+		Gain / Loss

Deutsche Bank AG London Branch total return swap related to the MutualHedge Select CTA Index - Deutsche Bank AG London Branch is the Index Sponsor, effective September 26, 2011 for 5 years unless earlier terminated.  Return to the Fund is based on the total return of the Index which includes an index sponsor fee of 0.50% per annum on the notional amount of the Index.

			$ (1,643,809)
		Total Net Unrealized Loss on Swap Contract	$ (1,643,809)

+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

ASSETS
Investment securities:
At cost	$ 439,913,335
At value	$ 438,933,286
Cash	231,161,931
Receivable for Fund shares sold	6,433,374
Dividends and interest receivable	164,956
Prepaid expenses and other assets	26,812
TOTAL ASSETS	676,720,359

LIABILITIES
Unrealized depreciation on swap contract	1,643,809
Investment advisory fees payable	710,378
Payable for Fund shares repurchased	195,833
Distribution (12b-1) fees payable	136,671
Fees payable to other affiliates	56,931
Accrued expenses and other liabilities	63,692
TOTAL LIABILITIES	2,807,314
NET ASSETS	$ 673,913,045

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$ 650,064,996
Accumulated net investment loss	(23,974,199)
Accumulated net realized gain from security transactions	50,446,106
Net unrealized depreciation of investments and swap contract	(2,623,858)
NET ASSETS	$ 673,913,045

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2011

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 456,108,230
Shares of beneficial interest outstanding	42,743,006
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 10.67
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 11.32

Class C Shares:
Net Assets	$ 59,919,649
Shares of beneficial interest outstanding	5,677,297
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.55

Class I Shares:
Net Assets	$ 157,885,166
Shares of beneficial interest outstanding	14,778,851
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.68

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

INVESTMENT INCOME
Dividends	$ 3,435,696
Interest	148,811
TOTAL INVESTMENT INCOME	3,584,507
EXPENSES
Incentive fees+	11,472,433
Investment advisory fees	5,114,996
Management fees+	2,208,611
Distribution (12b-1) fees:
Class A	740,324
Class C	327,755
Transfer agent fees	241,001
Administrative services fees	236,797
Accounting services fees	70,719
Professional fees	69,862
Custodian fees	33,167
Printing and postage expenses	22,912
Registration fees	18,938
Compliance officer fees	12,577
Non 12b-1 shareholder services fees	9,888
Trustees fees and expenses	6,010
Insurance expense	2,281
Other expenses	52,056
TOTAL EXPENSES	20,640,327
Less: Fees waived by the Advisor	(151,935)
Plus: Recapture of fees waived/reimbursed by the Advisor	22,630
NET EXPENSES	20,511,022
NET INVESTMENT LOSS	(16,926,515)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security Transactions	(1,598,811)
Options contracts purchased	25,898
Futures contracts	69,357,682
Options contracts written	2,494,285
Forward foreign currency exchange contracts and currency transactions	(19,880,465)
Distributions from underlying investment companies	49,125
50,447,714
Net change in unrealized appreciation (depreciation) of:
Investments	(4,884,722)
Swap contract	(1,643,809)
(6,528,531)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	43,919,183
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 26,992,668
+ This is an expense of MutualHedge Fund Limited CFC. See Note 4.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2011 (a)	2010 (b)
FROM OPERATIONS
Net investment loss	$ (16,926,515)	$ (281,313)
Net realized gain from security transactions, options contracts purchased, options contracts written, futures contracts and
forward foreign currency exchange contracts and
currency transactions	50,398,589	1,442
Distributions from underlying investment companies	49,125	-
Net change in unrealized appreciation (depreciation)
of investments and swap contract	(6,528,531)	3,904,673
Net increase in net assets resulting from operations	26,992,668	3,624,802

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,608)	-
From net investment income:
Class A	(6,422,355)	-
Class C	(625,329)	-
Net decrease in net assets from distributions to shareholders	(7,049,292)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	462,602,303	114,100,529
Class C	51,699,569	8,588,156
Class I	159,274,508	-
Net asset value of shares issued in reinvestment of distributions:
Class A	5,358,278	-
Class C	572,137	-
Redemption fee proceeds:
Class A	21,308	1,434
Class C	2,310	91
Class I	1,144	-
Payments for shares redeemed:
Class A	(142,123,106)	(4,287,819)
Class C	(2,828,901)	(13,871)
Class I	(2,623,203)	-
Net increase in net assets from shares of beneficial interest	531,956,347	118,388,520

TOTAL INCREASE IN NET ASSETS	551,899,723	122,013,322

NET ASSETS
Beginning of Period	122,013,322	-
End of Period *	$ 673,913,045	$ 122,013,322
*Includes accumulated net investment loss of:	$ (23,974,199)	$ -

(a) Class I shares commenced operations on May 24, 2011.
(b)	The MutualHedge Frontier Legends Fund commenced operations on December 31, 2009.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2011 (a)	2010 (b)

SHARE ACTIVITY
Class A:
Shares Sold	44,644,642	11,638,891
Shares Reinvested	528,952	-
Shares Redeemed	(13,633,612)	(435,867)
Net increase in shares of beneficial interest outstanding	31,539,982	11,203,024

Class C:
Shares Sold	5,016,637	880,644
Shares Reinvested	56,759	-
Shares Redeemed	(275,345)	(1,398)
Net increase in shares of beneficial interest outstanding	4,798,051	879,246

Class I:
Shares Sold	15,025,949	-
Shares Reinvested	-	-
Shares Redeemed	(247,098)	-
Net increase in shares of beneficial interest outstanding	14,778,851	-

(a) Class I shares commenced operations on May 24, 2011.
(b)	The MutualHedge Frontier Legends Fund commenced operations on December 31, 2009.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A				Class C

	Year Ended		Period Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2011		2010 (1)		2011		2010 (1)
Net asset value, beginning of period	$ 10.10		$ 10.00		$ 10.05		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.51)		(0.09)		(0.58)		(0.14)
Net realized and unrealized
gain on investments	1.43		0.19		1.41		0.19
Total from investment operations	0.92		0.10		0.83		0.05

Less distributions from:
Net investment income	(0.35)		-		(0.33)		-
Net realized gains	(0.00)	(10)	-		(0.00)	(10)	-
Total distributions	(0.35)		-		(0.33)		-

Paid-in-Capital From Redemption Fees (10)	0.00		0.00		0.00		0.00

Net asset value, end of period	$ 10.67		$ 10.10		$ 10.55		$ 10.05

Total return (3)	9.32%		1.00%	(9)	8.45%		0.50%	(9)

Net assets, at end of period (000s)	$ 456,108		$ 113,177		$ 59,920		$ 8,836

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
net assets (4)(7)	5.96%		-	(11)	6.71%		-	(11)
Ratio of net expenses to average
net assets (7)	5.93%	(6)	-	(11)	6.67%	(6)	-	(11)
Ratio of net investment loss
to average net assets (8)	(4.87)%		-	(11)	(5.62)%		-	(11)

Ratios excluding the income and expenses of MFL-CFC
Ratio of gross expenses to average
net assets (4)(7)	1.97%		2.98%	(5)	2.71%		5.97%	(5)
Ratio of net expenses to average
net assets (7)	1.93%	(6)	2.20%	(5)	2.67%	(6)	2.95%	(5)
Ratio of net investment loss
to average net assets (8)	(0.85)%		(1.19)%	(5)	(1.60)%		(1.99)%	(5)

Portfolio Turnover Rate	68%		0%	(9)	68%		0%	(9)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

(1)	The MutualHedge Frontier Legends Fund's Class A and Class C shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010, the ratios would have been as follows:

	Class A		Class C
Ratio of gross expenses to average
net assets (4)(7)	9.21%	(5)	12.20%	(5)
Ratio of net expenses to average
net assets (7)	8.43%	(5)	9.18%	(5)
Ratio of net investment loss
to average net assets (8)	(7.42)%	(5)	(8.21)%	(5)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class I

		Period Ended
		September 30,
		2011 (1)
Net asset value, beginning of period		$ 10.23

Activity from investment operations:
	Net investment loss (2)	(0.16)
	Net realized and unrealized
	gain on investments	0.61
Total from investment operations		0.45

Paid-in-Capital From Redemption Fees (9)		0.00

Net asset value, end of period		$ 10.68

Total return (3)(8)		4.40%

Net assets, at end of period (000s)		$ 157,885

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(5)(6)	5.43%
Ratio of net expenses to average
	net assets (5)(6)	5.33%
Ratio of net investment loss
	to average net assets (5)(7)	(4.36)%

Ratios excluding the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(5)(6)	1.70%
Ratio of net expenses to average
	net assets (5)(6)	1.61%
Ratio of net investment loss
	to average net assets (5)(7)	(0.62)%

Portfolio Turnover Rate (8)		68%

(1)	The MutualHedge Frontier Legends Fund's Class I shares commenced operations May 24, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the
	underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2011

1.

ORGANIZATION

The MutualHedge Frontier Legends Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares.    Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Investments in Systematic Trading Companies are valued at a fair value based on the net asset value as reported by underlying trading companies. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 295,229,286	$ -	$ -	$ 295,229,286
Structured Note	-	13,704,000	-	13,704,000
Short-Term Investments	130,000,000	-	-	130,000,000
Total	$ 425,229,286	$ 13,704,000	$ -	$ 438,933,286

Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contract	$ -	$ 1,643,809	$ -	$ 1,643,809
Total	$ -	$ 1,643,809	$ -	$ 1,643,809

There were no significant transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – MutualHedge Frontier Legends Fund ("MFLF") with MutualHedge Fund Limited ("MFL-CFC") – The consolidated financial statements include the accounts of MFL-CFC, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

MFLF may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with MFLF's investment objectives and policies.

MFL-CFC, through its investments in global macro or managed futures programs, utilizes commodity based derivative products to facilitate MFLF's pursuit of its investment objective.   The managed futures programs have been accessed by investments in “systematic trading companies” and operations of the systematic trading companies were consolidated during the current period. The positions in the systematic trading companies were liquidated prior to year end and therefore are not shown in the Consolidated Portfolio of Investments. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, MFLF may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the MFLF Prospectus.

A summary of the MFLF's investments in the CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at September 30, 2011	% Of Total Net Assets at September 30, 2011
MFL-CFC	1/12/2010	$ 147,928,159	21.95%

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.  When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2011, the fund had realized gains of $25,898 and $2,494,285 from options contracts purchased and options contract written, respectively.

The following table summarizes the Fund's written option activity:

Option Contracts	Number of Option Contracts	Premium
Outstanding at October 1, 2010	145	$ 226,094
Options written	2,575	9,931,538
Options terminated in closing purchase transactions	(2,392)	(7,361,652)
Options exercised	(223)	(1,449,292)
Options expired	(105)	(1,346,688)
Outstanding at September 30, 2011	-	$ -

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended September 30, 2011, the Fund had realized losses of $19,880,465 from forward foreign currency contracts.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the Statements of Assets and Liabilities.    With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended September 30, 2011, the Fund had realized gains of $69,357,682 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.    As of September 30, 2011, the notional value of the swap was $650,000,000.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

The notional value of the swap disclosed on the Consolidated Portfolio of Investments at September 30, 2011 is a reflection of the volume of derivative activity for the Fund.

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from options contracts purchased
Net realized gain (loss) from futures contracts
Net realized gain (loss) from forward foreign currency exchange contracts
Net realized gain (loss) from option contracts written

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2011:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended September 30, 2011
Futures/Options Purchased/Options Written	$ 1,628,117	$ -	$ (2,609,350)	$ 72,859,098	$ 71,877,865
Forward Contracts	-	(19,880,465)	-	-	$ (19,880,465)
	$ 1,628,117	$ (19,880,465)	$ (2,609,350)	$ 72,859,098	$ 51,997,400

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Funds’ management believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Fluctuations in the value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended September 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $340,768,799 and $155,646,484 respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Equinox Fund Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets.   Prior to February 1, 2011, the Fund paid the Advisor a management fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.   Prior to February 1, 2011, the Advisor had agreed to waive a portion of its advisory fee and reimburse the Fund for other expenses so that the total expenses incurred by the Fund did not exceed 2.20% and 2.95% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively. For the year ended September 30, 2011, the Advisor waived fees in the amount of $151,935.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.86%, 2.61% and 1.61% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.86%, 2.61% and 1.61% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.86%, 2.61% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2013	$184,020
9/30/2014	$151,935

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

During the year ended September 30, 2011, the Advisor recaptured $22,630 in previously waived/reimbursed expenses.

During the year ended September 30, 2011, MFL-CFC engaged Abraham Trading Company (Abraham), Beach Horizon Trading Company (Beach), Berkeley Trading Company (Berkeley), Cantab Trading Company (Cantab), John Locke Trading Company (John Locke), QIM Trading Company (QIM), Quest Trading Company (Quest), Tiverton Trading Company (Tiverton) and WNTN Trading Company (WNTN), each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory agreement with MFL-CFC, Abraham, Beach, Berkeley, Cantab, John Locke, QIM, Quest, Tiverton and WNTN are entitled to receive a management fees on a monthly basis in respect of certain advisory and controlling services to each of the respective CTA portfolios.  Such fee is accrued daily and paid monthly equal to annual percentages of Net Asset Value of Allocated Assets ranging from 0.40% to 1.25%, in accordance with each individual CTA advisory agreement.

Net Asset Value of Allocated Assets is defined as the allocated assets including, but not limited to, all cash and cash equivalents less total liabilities including, but not limited to, unrealized profit or loss on open commodities positions, and any other credit or debit accruing but unpaid or not yet received by the Trading Company. The Total Management Fee charged to MFL-CFC for the year ended September 30, 2011 was $2,208,611.

The CTAs are entitled to receive an Incentive fee in respect of each of the CTA portfolios.  Pursuant to Advisory Agreements, The CTAs received percentages of the New High Net Trading Profits at the end of each calendar quarter during the year ended September 30, 2011 ranging from 0.00% to 25.00%, in accordance with each individual CTA advisory agreement.

New High Net Trading Profits is equal to the net profits of the Trading Company during the period, if any, including gross realized trading profits plus or minus the change in unrealized profit (loss) on open positions minus broker commissions, exchange fees and other transaction related fees and expenses charged in connection with the Trading Company’s trading activities. The total Incentive fees charged to MFL-CFC for the year ended September 30, 2011 was $11,472,433.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares.   The Distributor is an affiliate of GFS. During the year ended September 30, 2011, the Distributor received $1,388,508 in underwriting commissions for sales of Class A shares, of which $197,812 was retained by the principal underwriter or other affiliated broker-dealers.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

6 basis points or 0.06% per annum on the next $150 million in net assets

-

5 basis points or 0.05% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus $6,000 for each additional share class above one plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended September 30, 2011, the Fund incurred expenses of $12,577 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees are included in the line item marked “Compliance Officer Fees” on the Consolidated Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended September 30, 2011, GemCom collected amounts totaling $18,413 for EDGAR and printing services performed.   Such fees are included in the line item marked “Printing and Postage Expenses” on the Consolidated Statement of Operations in this shareholder report.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

5. REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2011, the Fund assessed $24,762 in redemption fees.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Year Ended	Period Ended
	September 30, 2011	September 30, 2010
Ordinary Income	$ 7,047,684	$ -
Long-Term Capital Gain	1,608	-
	$ 7,049,292	$ -

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Other	Unrealized	Total
Ordinary	Long-Term	Loss	October	Book/Tax	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ 29,563,059	$ 47,193	$ -	$ -	$ (3,138,345)	$ (2,623,858)	$ 23,848,049

Other book/tax differences are primarily attributable to adjustments resulting from the Fund’s investment in a controlled foreign corporation.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the September 30, 2012 annual report.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales issuances and settlements of level 3 securities on a gross basis rather than a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2011

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the consolidated financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these consolidated financial statements and has noted no such events.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of MutualHedge Frontier Legends Fund

We have audited the accompanying consolidated statement of assets and liabilities of MutualHedge Frontier Legends Fund (Fund), including the consolidated portfolio of investments, as of September 30, 2011, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the year then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MutualHedge Frontier Legends Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Denver, Colorado

December 7, 2011

MutualHedge Frontier Legends Fund

EXPENSE EXAMPLES

September 30, 2011(Unaudited)

As a shareholder of the MutualHedge Frontier Legends Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the MutualHedge Frontier Legends Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the MutualHedge Frontier Legends Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

MutualHedge Frontier Legends Fund

EXPENSE EXAMPLES

September 30, 2011(Continued) (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 – 9/30/11	Expense Ratio During Period** 4/1/11 – 9/30/11
Class A	$1,000.00	$1,032.90	$30.22	5.93%
Class C	1,000.00	1,028.30	33.91	6.67
Class I+	1,000.00	1,044.00	19.25	5.33

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 – 9/30/11	Expense Ratio During Period** 4/1/11 – 9/30/11
Class A	$1,000.00	$995.34	$29.66	5.93%
Class C	1,000.00	991.63	33.30	6.67
Class I+	1,000.00	998.35	26.70	5.33

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

+”Actual” expense information for Class I is for the period from May 24, 2011 (date of initial investment) to September 30, 2011. Actual expenses are equal to Class I Share’s annualized net expense ratio multiplied by 129/365 (to reflect the period from initial investment to September 30, 2011). “Hypothetical” expense information for Class is presented on the basis of the full one-half year period to enable comparison to other funds.  It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183/365 (to reflect the full half-year period).

MutualHedge Frontier Legends Fund

SUPPLEMENTAL INFORMATION

September 30, 2011(Unaudited)

Approval of Advisory Agreement –MutualHedge Frontier Legends Fund

In connection with a regular meeting held on September 24, 2009 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Equinox Fund Management, LLC (“Equinox” or the “Adviser”) and the Trust, on behalf of MutualHedge Frontier Legends Fund (“MH Frontier” or the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser and a peer group of funds; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on the overall organization of the Adviser and investment management staffing.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the Fund’s investment strategy.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its Fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance.  However, the Board, including the Independent Trustees, considered the Adviser’s past performance with its existing accounts.  The Board concluded that Equinox has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser would charge a 1.70% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was noted that if MH Frontier’s assets grow in accordance with Equinox’s projections, the Fund’s management fee may need to be re-evaluated in connection with the economies of scale that the Fund could potentially achieve within the first two years of its Advisory Agreement. After discussion, the Trustees stated that the officers will monitor MH Frontier’s asset level during and, if economies of scale become a relevant consideration, they would re-evaluate the Fund’s advisory fee and discuss the fees with the Adviser.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by the Adviser from other activities related to the Funds. The Trustees agreed that after MH Frontier commences operations, they would monitor the Fund’s asset levels during their quarterly meetings and, if Equinox’s profitability in connection with the operation of MH Frontier becomes excessive, they would re-evaluate the Fund’s advisory fee.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the Agreement.

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	79

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	79	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-464-3111.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR

Equinox Fund Management, LLC
1775 Sherman St. Suite 2500

Denver, CO 80264

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 40,000

2010 - $ 50,000

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011 - $ 10,000

2010 - $ 10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2011                   2010

Audit-Related Fees:

0.00%

               0.00%

Tax Fees:

0.00%

               0.00%

All Other Fees:

0.00%

               0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                        2011 - None

2010 - None

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/08/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/08/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/08/11